Grantee:	GT Venture Management, AG	Grant Date:	April 1, 2008

Address:	76 Dean St., Belize City, Belize	Expiration Date:	April 1, 2018

		Base Price per Share:	$0.50

Number of Shares:	1,500,000	SAR No.:

STOCK APPRECIATION RIGHTS AGREEMENT

This Stock Appreciation Rights Agreement ("Agreement") is made as of the Grant Date set forth above (the "Grant Date") between PLURIS ENERGY GROUP, INC., a Nevada corporation ("Pluris"), AND GT VENTURE MANAGEMENT, AG (the "Grantee").

The Equity Incentive Plan (the "Plan") adopted by Pluris is administered by the Board of Directors of Pluris (the "Board"). The Board has determined that Grantee is eligible to participate in the Plan. The Board has granted stock appreciation rights to Grantee, subject to the terms and conditions contained in this Agreement and in the Plan. This Agreement is intended to comply with the provisions governing stock appreciation rights under Internal Revenue Service Notice 2005-1 in order to exempt the stock appreciation rights  from application of Section 409A of the Internal Revenue Code ("Section 409A").

Grantee acknowledges receipt of a copy of the Plan and accepts the stock appreciation rights subject to all of the terms, conditions and provisions of this Agreement and the Plan.

1.            Grant. Pluris grants to Grantee 1,500,000 stock appreciation rights (the "Stock Appreciation Rights") with respect to the number of shares of Pluris' common stock, $0.001 par value ("Common Stock"). A Stock Appreciation Right is a right awarded to Grantee that entitles Grantee to receive cash or shares of Common Stock, or a combination of both, at the election and sole discretion of the Board, having a value on the date the Stock Appreciation Right is exercised equal to the excess of (a) the Market Value (as defined in the Plan) of a share of Common Stock at the time of exercise over (b) the Base Price per Share set forth above, which equals the Market Value of the Common Stock on the Grant Date. The Stock Appreciation Rights consist of a single Stock Appreciation Right for each share of Common Stock.

2.           Price. The per-share base price of the Stock Appreciation Rights shall equal the Base Price per Share set forth above (subject to adjustment as provided in the Plan).

3.          Term and Vesting. The right to exercise the Stock Appreciation Rights shall vest immediately and shall terminate on the Expiration Date set forth above, unless earlier terminated pursuant to the terms of the Plan.

4.          Exercise. Grantee shall exercise the Stock Appreciation Rights by giving Pluris a written notice of the exercise of the Stock Appreciation Rights in the form of Exhibit A to this Agreement and providing any other documentation that the Board may require from time to time.

The notice shall set forth the number of shares with respect to which Grantee is exercising the Stock Appreciation Rights. The notice shall be effective when received at Pluris’ main office. The Stock Appreciation Rights will be considered exercised with respect to the number of shares of

Common Stock specified in the notice on the latest of (i) the date of exercise designated in the notice, (ii) if the date so designated is not a business day, the first business day following such date or (iii) the earliest business day by which Pluris has received the notice and all documentation required by the Board. Pluris shall deliver to Grantee cash and/or a certificate or certificates for the shares of Common Stock received upon exercise of the Stock Appreciation Rights: provided, however, that the time of delivery may be postponed for such period as may be required for Pluris with reasonable diligence to comply with any requirements or provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, any law, order or regulation of any governmental authority, or any rule or regulation of, or agreement of Pluris with, any applicable securities exchange or quotation system. If at any time the number of shares of Common Stock to be received upon exercise of the Stock Appreciation Rights includes a fractional share, the number of shares actually issued shall be rounded down to the nearest whole share. If Grantee fails to accept delivery or tender of all or any of the shares of Common Stock to be received upon exercise of the Stock Appreciation Rights specified in the notice, Grantee's right to exercise the Stock Appreciation Rights with respect to such unaccepted shares shall terminate.

5.           Withholding. Pluris and its subsidiaries shall be entitled to (a) withhold and deduct from Grantee's future wages (or from other amounts that may be due and owing to Grantee from Pluris and/or its subsidiaries), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state, and local withholding and employment-related tax requirements attributable to the Stock Appreciation Rights under this Agreement, including without limitation, attributable to the award, vesting or exercise of the Stock Appreciation Rights; or (b) require Grantee promptly to remit the amount of such withholding to Pluris before taking any action with respect to the Stock Appreciation Rights. Grantee acknowledges that Grantee is obligated to pay the amount of such withholding. Unless the Board provides otherwise, withholding may be satisfied by withholding cash and/or shares of Common Stock to be received upon exercise of the Stock Appreciation Rights or by delivery to Pluris of previously owned Common Stock. Pluris shall not be obligated to cause the issuance, transfer or delivery of a certificate or certificates representing shares of Common Stock to the Grantee, until provision has been made by the Grantee, to the satisfaction of Pluris, for the payment of the aggregate exercise price for all shares of Common Stock for which the Stock Appreciation Right shall have been exercised, and for satisfaction of any tax withholding obligations associated with such exercise.

6.           Termination. This Stock Appreciation Right will terminate under the following circumstances:

(a)

If the Grantee is an employee, consultant, director or officer of Pluris or a subsidiary of Pluris, and ceases to be an employee, consultant, director or officer by reason of termination or removal for cause, this Stock Appreciation Right will terminate on the effective date of the Grantee ceasing to be an employee, consultant, director or officer, as the case may be, for that reason.

(b)

If the Grantee dies, the Grantee’s personal representative will have the right to exercise any unexercised portion of this Stock Appreciation Right, in whole or in part, at any time until the earlier of (a) the Expiry Date and (b) the date that is 12 months after the date of the Grantee’s death.

(c)

If the Grantee is a director, officer, employee or consultant of Pluris or a subsidiary of Pluris, and ceases to be a director, officer, employee or consultant for any reason other than as set out in subparagraphs (a) or (b) above, this Stock

Appreciation Right will terminate on the earlier of (a) the Expiry Date and (b) the date that is 30 days after the effective date of the Grantee ceasing to be a director, officer, employee or consultant for that other reason.

(d)

If the Grantee ceases to be one type of Grantee (i.e., director, officer, employee or consultant, or a company 100% beneficially owned by one of them) but concurrently is or becomes one or more other type of Grantee, this Stock Appreciation Right will not terminate but will continue in full force and effect and the Grantee may exercise this Stock Appreciation Right until the earlier of (a) the Expiry Date and (b) the applicable date set forth in subparagraphs (a), (b) or (c) above where the Grantee ceases to be any type of Grantee.

(e)	The Option will not be affected by any change of the Grantee’s employment where the Grantee continues to be employed by Pluris or any subsidiary of Pluris.

7.           Transferability. The Plan provides that the Stock Appreciation Rights are generally not transferable by Grantee except by will or according to the laws of descent and distribution, and are exercisable during Grantee's lifetime only by Grantee or Grantee's guardian. The Stock Appreciation Rights may be transferred to a revocable living trust established by the Grantee under which Grantee is treated as the owner of property held by the trust for tax purposes, and in such circumstances, during Grantee's lifetime, ownership by the trust shall be treated as ownership by Grantee for purposes of all actions taken or to be taken under the terms of this Plan or the related Stock Appreciation Rights. All options granted to Grantee during his or her lifetime shall be exercisable during his or her lifetime only by Grantee, Grantee's guardian, or legal representative. Grantee may designate a "beneficiary" to be the person or entity entitled to be Grantee's successor in interest in the event of Grantee's death. The designated beneficiary shall be treated for all purposes as Grantee's successor in interest entitled to exercise and receive the proceeds of exercise the Stock Appreciation Rights. If no revocable trust is named as owner during Grantee's lifetime and no beneficiary is designated, Grantee's estate is the successor in interest. Pluris may, in the event it deems the same desirable to assure compliance with applicable federal and state securities laws, place an appropriate restrictive legend upon any certificate representing shares received upon exercise of the Stock Appreciation Rights, and may also issue appropriate stop-transfer instructions to its transfer agent with respect to such shares.

8.           Termination of Employment, Directorship or Officer Status. If Grantee's employment (and directorship and/or officer status, if applicable) with Pluris or any of its subsidiaries terminates for any reason except for Retirement (as defined in the Plan), death, or Disability (as defined in the Plan), such termination shall affect the Stock Appreciation Rights, and Grantee's rights with respect to the Stock Appreciation Rights, as set forth in the Plan. If Grantee Retires, dies, or becomes Disabled while an employee or director of Pluris or one if its subsidiaries, the Stock Appreciation Rights shall become exercisable with respect to any and all unexercised shares subject to the Stock Appreciation Rights as of the time immediately preceding Grantee's Retirement, death or Disability pursuant to Section 6.1 of the Plan. In no event will Grantee's Retirement, death, or Disability extend the last date to exercise the Stock Appreciation Rights.

9.           Acceleration. The Stock Appreciation Rights shall be immediately exercisable in the event of any Change in Control (as defined in the Plan) of Pluris.

10.          Shareholder Rights. Grantee shall have no rights as a shareholder by reason of the Stock Appreciation Rights or with respect to any shares of Common Stock to be received upon exercise of the Stock Appreciation Rights until the date of issuance of a stock certificate to Grantee for such shares.

11.          Employment by Pluris. To the extent Grantee is or becomes an employee of Pluris or any of its subsidiaries, the grant of the Stock Appreciation Rights shall not impose upon Pluris or any of its subsidiaries any obligation to retain Grantee in its employ for any given period or upon any specific terms of employment. Pluris or any of its subsidiaries, as appropriate, may at any time dismiss Grantee from employment, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided in any written agreement with Grantee.

12.          Certifications. Grantee agrees that Pluris may impose reasonable restrictions on the sale or distribution of the shares of Common Stock to be received upon exercise of the Stock Appreciation Rights to ensure compliance with federal and state securities laws.

13.          Effective Date. The Stock Appreciation Rights Agreement shall be effective as of the Grant Date.

14.          Amendment. Neither the Stock Appreciation Rights nor this Agreement shall be modified except in a writing executed by the parties to this Agreement and except as Pluris, upon advice of legal counsel, determines is necessary or advisable because of the promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including without limitation, Section 409A and any applicable federal or state securities laws.

15.          Plan. The Plan is incorporated in this Agreement by reference. Capitalized terms not defined in this Agreement shall have those meanings provided in the Plan. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

16.          Corporate Changes. In the event of any stock dividend, stock split or other increase or reduction in the number of shares of Common Stock outstanding, the number and class of shares that may be received upon exercise of the Stock Appreciation Rights, and the Base Price per Share, are subject to adjustment as provided in the Plan; provided however, that no adjustment shall be contrary to Section 409A or shall be effected in a manner that would subject Grantee to taxes and penalties under Section 409A.

17.          Administration. The Board has full power and authority to interpret the provisions of the Plan, to supervise the administration of the Plan and to adopt forms and procedures for the administration of the Plan, except as limited by the Plan. All determinations made by the Board shall be final and conclusive.

18.          Illegality. Grantee shall not exercise the Stock Appreciation Rights, and Pluris shall not be obligated to issue any shares of Common Stock to Grantee pursuant to the exercise of the Stock Appreciation Rights, if the exercise thereof or the issuance of such shares would constitute a violation by Grantee or Pluris of any provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, any other law, order or regulation of any governmental authority, or any rule or regulation of, or agreement of Pluris with, any applicable securities exchange or quotation system. Pluris will in no event be obligated to take any affirmative action in order to cause the exercise of the Stock Appreciation Rights or the resulting issuance of shares of Common Stock to comply with any such law, order, rule, regulation or agreement.

19.           Acknowledgements of the Grantee. The Grantee acknowledges and agrees that:

(a)	the Grantee will spend a significant amount of time and attention on the affairs and business of Pluris;

(b)

the Stock Appreciation Rights have not been registered under the 1933 Act or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(c)	Pluris has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(d)

Pluris will refuse to register any transfer of the Stock Appreciation Rights not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(e)

the decision to execute this Subscription and acquire the Stock Appreciation Rights hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of Pluris and such decision is based solely upon a review of publicly available information regarding Pluris available on the website of the United States Securities and Exchange Commission (the "SEC") available at www.sec.gov (the "Company Information");

(f)

Pluris is entitled to rely on the representations and warranties and the statements and answers of the Grantee contained in this Agreement, and the Grantee will hold harmless Pluris from any loss or damage it may suffer as a result of the Grantee's failure to correctly complete this Agreement;

(g)

the Grantee has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Stock Appreciation Rights and with respect to applicable resale restrictions and it is solely responsible (and Pluris is in any way responsible) for compliance with applicable resale restrictions;

(h)

the Grantee has not acquired the Stock Appreciation Rights as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Stock Appreciation Rights which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Stock Appreciation Rights; provided, however, that the Grantee may sell or otherwise dispose of the Stock Appreciation Rights pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(i)

the Grantee and the Grantee's advisor(s) (if applicable) have had a reasonable opportunity to ask questions of and receive answers from Pluris in connection with the acquisition of the Stock Appreciation Rights hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about Pluris;

(j)

the books and records of Pluris were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Grantee during reasonable business hours at its principal place of business, and all documents, records and books in connection with the acquisition of the Stock Appreciation Rights hereunder have been made available for inspection by the Grantee, the Grantee's attorney and/or advisor(s) (if applicable);

(k)

the Grantee has been advised to consult the Grantee's own legal, tax and other advisors with respect to the merits and risks of an investment in the Stock Appreciation Rights and with respect to applicable resale restrictions, and it is solely responsible (and Pluris is not in any way responsible) for compliance with:

(i) any applicable laws of the jurisdiction in which the Grantee is resident in connection with the distribution of the Stock Appreciation Rights hereunder, and

(ii) applicable resale restrictions; and

(l)

the Stock Appreciation Rights are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Grantee that any of the Stock Appreciation Rights will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of Pluris's common stock on the OTC Bulletin Board;

(m)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Stock Appreciation Rights;

(n)	no documents in connection with this Agreement have been reviewed by the SEC or any state securities administrators;

(o)	there is no government or other insurance covering any of the Stock Appreciation Rights; and

(p)	this Agreement is not enforceable by the Grantee unless it has been accepted by Pluris.

20.           Representations, Warranties and Covenants of the Grantee. The Grantee hereby represents and warrants to and covenants with Pluris (which representations, warranties and covenants shall survive the closing) that:

(a)	the Grantee is an officer and/or consultant of Pluris who will spend a significant amount of time and attention on the affairs and business of Pluris;

(b)	the Grantee is not acquiring the Stock Appreciation Rights for the account or benefit of, directly or indirectly, any U.S. Person;

(c)	the Grantee is not a U.S. Person;

(d)

the Grantee is outside the United States when receiving and executing this Agreement and is acquiring the Stock Appreciation Rights as principal for the Grantee's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Stock Appreciation Rights;

(e)

the Grantee acknowledges that the Grantee has not acquired the Stock Appreciation Rights as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Stock Appreciation Rights which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Stock Appreciation Rights; provided, however, that the Grantee may sell or otherwise dispose of the Stock Appreciation Rights pursuant to registration of the Stock Appreciation Rights pursuant to the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(f)

it understands and agrees that Pluris will refuse to register any transfer of the Stock Appreciation Rights not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(g)

the Grantee is not aware of any advertisement of any of the Stock Appreciation Rights and is not acquiring the Stock Appreciation Rights as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(h)	the Grantee has received and carefully read this Agreement;

(i)

the Grantee has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Grantee is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Grantee;

(j)

the Grantee (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Stock Appreciation Rights for an indefinite period of time, and can afford the complete loss of such investment;

(k)	all information contained in this Agreement is complete and accurate and may be relied upon by Pluris;

(l)

the Grantee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Stock Appreciation Rights and Pluris, and the Grantee is providing evidence of such knowledge and experience in these matters through the information requested in this Agreement;

(m)

the Grantee understands and agrees that Pluris and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Grantee shall promptly notify Pluris;

(n)	the Grantee is aware that an investment in Pluris is speculative and involves certain risks, including the possible loss of the investment;

(o)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Grantee, or of any agreement, written or oral, to which the Grantee may be a party or by which the Grantee is or may be bound;

(p)	the Grantee has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Grantee enforceable against the Grantee;

(q)

the Grantee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Stock Appreciation Rights and Pluris, and the Grantee is providing evidence of such knowledge and experience in these matters through the information requested in this Agreement;

(r)

the Grantee understands and agrees that Pluris and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Grantee shall promptly notify Pluris;

(s)

the Grantee is purchasing the Stock Appreciation Rights for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Stock Appreciation Rights, and the Grantee has not subdivided his interest in the Stock Appreciation Rights with any other person;

(t)

the Grantee is not an underwriter of, or dealer in, the shares of Pluris's common stock, nor is the Grantee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Stock Appreciation Rights;

(u)

the Grantee has made an independent examination and investigation of an investment in the Stock Appreciation Rights and Pluris and has depended on the advice of its legal and financial advisors and agrees that Pluris will not be responsible in anyway whatsoever for the Grantee's decision to acquire the Stock Appreciation Rights;

(v)

if the Grantee is acquiring the Stock Appreciation Rights as a fiduciary or agent for one or more investor accounts, the Grantee has sole investment discretion with respect to each such account, and the Grantee has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(w)

the Grantee is not aware of any advertisement of any of the Stock Appreciation Rights and is not acquiring the Stock Appreciation Rights as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(x)	no person has made to the Grantee any written or oral representations:

	(i)	that any person will resell or repurchase any of the Stock Appreciation Rights,

	(ii)	that any person will refund the purchase price of any of the Stock Appreciation Rights,

	(iii)	as to the future price or value of any of the Stock Appreciation Rights, or

(iv)

that any of the Stock Appreciation Rights will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Stock Appreciation Rights of Pluris on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of Pluris’ common stock on the OTC Bulletin Board; and

(y)

In this Subscription, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription includes any person in the United States.

21.          Acknowledgement and Waiver. The Grantee has acknowledged that the decision to purchase the Stock Appreciation Rights was solely made on the basis of publicly available information contained in Pluris Information. The Grantee hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Grantee might be entitled in connection with the distribution of any of the Stock Appreciation Rights.

22.          Legending of Subject Stock Appreciation Rights. The Grantee hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Stock Appreciation Rights will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

The Grantee hereby acknowledges and agrees to Pluris making a notation on its records or giving instructions to the registrar and transfer agent of Pluris in order to implement the restrictions on transfer set forth and described in this Agreement.

23.            Costs. The Grantee acknowledges and agrees that all costs and expenses incurred by the Grantee (including any fees and disbursements of any special counsel retained by the Grantee) relating to the acquisition of the Stock Appreciation Rights shall be borne by the Grantee.

24.           Governing Law. This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Grantee irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

25.           Survival. This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the shares underlying the Options by the Grantee pursuant hereto.

26.           Assignment. This Agreement is not transferable or assignable.

27.           Counterparts and Electronic Means. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

28.           Currency. Unless explicitly stated otherwise, all funds in this Agreement are stated in United States dollars.

29.           Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

30.           Entire Agreement. Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement is the only agreement between the Grantee and Pluris with respect to the Options, and this Agreement supersedes all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Stock Appreciation Rights.

31.          Effectiveness. This Agreement shall be deemed to be effective following the delivery by the Grantee to Pluris of two fully executed copies of this Agreement.

SIGNATURE BLOCK ON FOLLOWING PAGE

PLURIS ENERGY GROUP, INC.

By

GT VENTURE MANAGEMENT AG

PER:
Signature

Sacha H. Spindler
Print or type name

EXHIBIT A

TO:	Pluris Energy Group, Inc.
10777 Westheimer, Ste 1100
Houston, TX 77042-3462

Notice of Exercise

This Notice of Exercise shall constitute proper notice pursuant to Item 4 of the Stock Appreciation Rights Agreement dated as of April 1, 2008, 2007 (the "Agreement"), between Pluris and the undersigned. The undersigned hereby elects to exercise Grantee's option to purchase____________________shares of the common stock of Pluris at a price of US$.50 per share, for aggregate consideration of US$____________, on the terms and conditions set forth in the Agreement. Such aggregate consideration, in the form specified in Item 4 of the Agreement, accompanies this notice.

The Grantee hereby directs Pluris to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

Telephone Number

DATED at ___________________________________, the _______day of _____________,_______.

(Name of Grantee – Please type or print)

(Signature and, if applicable, Office)

(Address of Grantee)

(City, State, and Zip Code of Grantee)

(Fax Number)